Investment properties	12 Months Ended
Jun. 30, 2024
Investment properties
Investment properties

9. Investment properties

Changes in the Group’s investment properties according to the fair value hierarchy for the years ended June 30, 2024 and 2023 were as follows:

	06.30.2024		06.30.2023
	Level 2	Level 3	Level 2	Level 3
Fair value at the beginning of the year	1,460,505	657,251	1,670,436	678,686
Additions	4,459	8,894	12,324	10,072
Capitalized leasing costs	16	214	52	189
Amortization of capitalized leasing costs (i)	(135)	(176)	(67)	(63)
Transfers	(27,415)	(7)	9,923	3,277
Disposals	(50,247)	-	(84,419)	-
Currency translation adjustment	(11)	-	(64)	-
Net loss from fair value adjustment	(347,495)	(3,096)	(147,680)	(34,910)
Fair value at the end of the year	1,039,677	663,080	1,460,505	657,251

(i)	As of June 30, 2024 and 2023, amortization charges of capitalized leasing costs were recognized in "Costs" in the Consolidated Statement of Income and Other Comprehensive Income (Note 24).

The following is the balance by type of investment property of the Group as of June 30, 2024 and 2023:

	06.30.2024	06.30.2023
Shopping Malls (i)	685,984	689,425
Offices and other rental properties	335,776	492,128
Undeveloped parcels of land	678,944	933,977
Properties under development	466	290
Others	1,587	1,936
Total	1,702,757	2,117,756

(i)	Includes parking spaces.

Certain investment property assets of the Group have been mortgaged or restricted to secure some of the Group’s trade and other payables. The net book value of those properties as of June 30, 2024 and 2023 is as follows:

	06.30.2024	06.30.2023
Córdoba Shopping (i)	19,494	18,755
Total	19,494	18,755

(i)

A portion of the Córdoba Shopping mall property is encumbered with an antichresis right as collateral for an advance rent received from NAI International II Inc. amounting to ARS 2,056 million and ARS 2,025 million, as of June 30, 2024 and 2023, respectively, (included in “Trade and other payables” in the Consolidated Statement of Financial Position).

The following amounts have been recognized in the Consolidated Statement of Income and Other Comprehensive Income:

	06.30.2024	06.30.2023	06.30.2022
Revenues (Note 23)	260,092	261,990	218,510
Direct operating costs	(75,345)	(82,390)	(73,615)
Development costs	(1,325)	(973)	(1,486)
Net realized gain for the year (i)	31,275	44,977	111,972
Net unrealized loss for the year (ii)	(381,866)	(227,567)	(2,643)

(i)

As of June 30, 2024 corresponds (ARS 18,307) to the realized result from fair value adjustment for the year ((ARS 18,270) for the Ezpeleta land plot barter agreement, ARS 5,797 for the sale of floors in the “261 Della Paolera” building, (ARS 5,764) for the sale of Maple Building, (ARS 60) for the sale of parking spaces located at 1020 Madero Avenue and (ARS 10) for the sale of parking spaces in Libertador 498) and ARS 49,582 for realized result from fair value adjustment made in previous years (ARS 19,890 for the Ezpeleta land plot barter agreement, ARS 22,158 for the sale of floors in the “261 Della Paolera” building, ARS 7,150 for the sale of Maple Building, ARS 181 for the sale of parking spaces located at 1020 Madero Avenue and ARS 203 for the sale of parking spaces in Libertador 498). As of June 30, 2023, ARS 1,564 corresponds to the result for changes in the fair value realized for the year ((ARS 308) from the sale of parking spaces in Libertador 498 building, ARS 1,872 from the sale of 261 Della Paollera) and ARS 43,413 from the result of changes in the fair value made in previous years (ARS 687 from the sale of parking spaces in Libertador 498 building, ARS 42,726 from the sale of 261 Della Paollera’s floors). As of June 30, 2022, (ARS 76,193) corresponds to the result for changes in the fair value realized for the year ((ARS 825) from the sale of Casona Hudson, (ARS 175) from the sale of Merlo land, (ARS 201) from the sale of Mariano Acosta land, (ARS 832) from the sale of parking spaces in Libertador 498 building, (ARS 21,890) from the sale of 261 Della Paollera and (ARS 52,270) from the sale of República building) and ARS 188,165 from the result of changes in the fair value made in previous years (ARS 970 from the Casona Hudson sale, ARS 840 from the Merlo land sale, ARS 803 from the Mariano Acosta land sale, ARS 1,739 from the sale of parking spaces in Libertador 498 building, ARS 63,721 from the sale of floors in the “261 Della Paolera” building and ARS 120,092 from the sale of República Building).

(ii)

It includes the result from changes in the fair value of those investment properties that are in the portfolio and have not yet been sold. This was generated in accordance with what is described in the section named "valuation techniques", mainly affected by the macroeconomic effects of inflation and changes in the reference exchange rates mentioned therein.

See note 5 (liquidity schedule) for details of contractual commitments related to investment properties.

Valuation processes

The Group’s investment properties were valued at each reporting date by independent professionally qualified appraisers who hold a recognized relevant professional qualification and have experience in the locations and segments of the investment properties appraised. For all investment properties, their current use equates to the highest and best use.

The Group has a team which reviews the appraisals performed by the independent appraisers (the “review team”). The review team: i) verifies all major and important assumptions relevant to the appraisal in the valuation report from the independent appraisers; ii) assesses property valuation movements compared to the valuation report from the prior period; and iii) holds discussions with the independent appraisers.

Changes in Level 2 and 3 fair values, if any, are analyzed at each reporting date during the valuation discussions between the review team and the independent appraisers. The Board of Directors ultimately approves the fair value calculation for recording into the Financial Statements.

During the annual investment property valuation process carried out in previous years, the following circumstances were identified, among other aspects: i) entry into force of the modifications in the urban planning code of the Autonomous City of Buenos Aires (CABA) with the new urban code law sanctioned in November 2020 and which entered into force in February 2021 modifying approximately one third of the current code, ii) new construction potential, iii) consolidation of new paradigms of the sector imposed by the pandemic, the general economic situation and the situation of the real estate sector that make technical, legal or economically viable buildable potentials or surpluses for alternative uses of the entire portfolio of properties.

In this sense, the shopping malls were the most affected by the aforementioned circumstances, taking into account the size of their plots and their unique and strategic locations, considering an alternative potential realization market.

The impact of the pandemic and the long-term closure of shopping malls led to a reconsideration of the possibility of mixed uses in the buildable potentials of such shopping malls, seeking a new centrality and enhancing the attractiveness in replacement of anchor stores.

On the other hand, the analysis of opening towards its surroundings and the generation of open spaces produced a new distribution of the value of the existing square meters, producing a change of focus on how to maximize said surplus square meters.

This led to reevaluate the analysis of the value of surplus square meters that were potentially marketable, (being that historically they were the most profitable), to reconvert them to other complementary uses. The buildable potentials analyzed have unique, irreplaceable locations, with high potentials, feasible realization and very attractive from an economic point of view, this vision remains to this day.

The identified buildable potentials, identified in previous years and that remain in the current year, are included in the value of the investment property based on the methodology established for other Level 2 properties:

1.	Patio Bullrich, CABA
2.	Alto Palermo, CABA
3.	Córdoba Shopping, Córdoba
4.	Alto Rosario, Rosario, Santa Fe.
5.	Beruti 3345/47, (Corner of Coronel Diaz), CABA.

Valuation techniques used for the estimation of fair value of the investment property

The Group has defined valuation techniques according to the characteristics of each property and the type of market in which these assets are located, for the purpose of considering the use of the most observable information available for the determination of fair value.

For the Shopping Malls operated by the Group there is no liquid market for the sale of properties with these characteristics that can be taken as a reference of value. Likewise, the Shopping Malls, a business whose revenue is denominated in Argentine Pesos, are highly related to the fluctuation of macroeconomic variables in Argentina, the purchasing power of individuals, the economic cycle of Gross Domestic Product (GDP) growth, the evolution of inflation and consumption, among others. Consequently, the methodology adopted by the Group for the valuation of Shopping Malls is the discounted cash flow model (“DCF”), which allows the volatility of the Argentine economy to be taken into account and its correlation with the revenue streams of the Malls and the inherent risk of the Argentine macroeconomy. The DCF methodology contemplates the use of certain unobservable valuation assumptions, which are determined based on the information and internal sources available at the date of each measurement. These assumptions mainly include the following:

•

Future projected income flow based on the current locations, type and quality of the properties, supported by the rental contracts that the Company has signed with its tenants. Because the Company's income arises from the higher value between a Minimum Insured Fixed Value (“VMA”) and a percentage of the sales of the tenants in each Shopping Mall, estimates of the evolution of GDP and Inflation of the Argentine economy provided by external consultants to estimate the evolution of tenant sales, which present a high correlation with these macroeconomic variables. Said macroeconomic projections were contrasted with the projections prepared by the International Monetary Fund (“IMF”), the Organization for Economic Cooperation and Development (“OECD”) and with the Market Expectations Survey (“REM”), which consists of a survey prepared by the Central Bank of the Argentine Republic (“BCRA”) aimed at local and foreign specialized analysts in order to allow a systematic monitoring of the main macroeconomic forecasts in the short and medium term on the evolution of the Argentine economy.

•

It was considered that the revenues from all the Shopping Malls initially grow with specific recovery curves, based on their growth potential. Subsequently, they grow with the same elasticity in relation to the evolution of GDP and projected Inflation. The specific characteristics and risks of each Shopping Mall are captured through the use of the historical average EBITDA Margin of each of them. Eliminating from the average those years that, due to various factors, are not representative, such as the pandemic year.

•	Cash flows from future investments, expansions or improvements in Shopping Mall were not contemplated.
•	Terminal value: a perpetuity calculated from the cash flow from the 10th year of each Shopping Mall was considered.
•	The cash flow for concessions was projected until the termination date of the concession stipulated in the current contract.
•

Given the prevailing inflationary context and the volatility of certain macroeconomic variables, a reference long term interest rate in Argentine Pesos is not available to discount the projected cash flows from shopping malls. Consequently, the projected cash flows were dollarized through the future ARS / US$ exchange rate curve provided by an external consultant, which are contrasted to assess their reasonableness with those of the IMF, OECD, REM and the On-shore Exchange Rate Futures Market (ROFEX). Finally, dollarized cash flows were discounted with a long-term dollar rate, the weighted average capital cost rate (“WACC”), for each valuation date.

•	The estimation of the WACC discount rate was determined according to the following components:
a)	United State Governments Bonds risk-free rate;
b)	Industry beta or volatility, considering comparable companies from the United States, Brazil, Chile and Mexico, in order to contemplate the Market Risk on the risk-free rate;
c)	Argentine country risk considering the EMBI + Index; and
d)

Cost of debt and capital structure, considering that information available from the Argentine corporate market (“blue chips”) was determined as a reference, since sovereign bonds have a history of defaults. Consequently, and because IRSA, based on its representativeness and market share represents the most important entity in the sector, we have taken its relevant indicators to determine the discount rate.

Due to the debt restructuring carried out during previous fiscal periods, which affected the composition of the group's capital structure, the use of two different discount rates was introduced in the valuation of our shopping malls: one for the flows discount and another for perpetuity. Here is the difference between the two:

•	Discounted cash flow rate: considers the capital structure resulting from the debt restructuring.
•	Discount perpetuity rate: considers a market capital structure, based on comparable companies.

The introduction of the normalized rate in perpetuity is due to the fact that we consider that the relationship between debt and capital would tend to normalize in the long term.

For offices, other rental properties, plot of lands and buildable potentials the valuation was determined using transactions of comparable market assets, since the market for these assets in Argentina is liquid and has market transactions that can be taken as reference. These values are adjusted to reflect differences in key attributes such as location, property size and quality of interior fittings (incidence adjustments). The most significant input to the comparable market approach is the price per square meter that derives from the supply and demand in force in the market at each valuation date.

Since September 2019, the real estate market has faced certain changes in terms of its operation as a consequence of the implementation of regulations applicable to the foreign exchange market. Since that date, strict exchange controls have been in effect in Argentina (see note 33), which limit, among other things: buying foreign currency in order to form external assets, prepaying debts, the purchase of foreign currency to pay for imports, making remittances of profits and dividends abroad and transferring funds abroad. Likewise, pursuant to such regulations, access to the market by natural persons for the purchase of dollars was restricted.

As a consequence of these exchange regulations, it is observed that the purchase and sales transactions for office buildings, other rental properties, land reserves, and buildable potentials may be settled in Argentine Pesos (by using an implicit foreign exchange rate higher than the official one) or in dollars. In this way, the most probable scenario is that any sale of the aforementioned assets be settled in Argentine Pesos at an implicit foreign exchange rate higher than the official one. This is evidenced by the transactions consummated by the Group prior to and after the closing of these Consolidated Financial Statements. Therefore, and given that the previously described situation remains in effect as of the date of issuance of these Consolidated Financial Statements, the Group has valued its office buildings, land reserves and buildable potentials in Argentine Pesos at the end of the year considering the situation described above, considering an implicit exchange rate higher than the official one.

In certain situations, it is complex to determine reliably the fair value of developing properties. In order to assess whether the fair value of a developing property can be determined reliably, management considers the following factors, among others:

•	The provisions of the construction contract.
•	The stage of completion.
•	Whether the project / property is standard (typical for the market) or non-standard.
•	The level of reliability of cash inflows after completion.
•	The specific development risk of the property.
•	Previous experience with similar constructions.
•	Status of construction permits.
•	The feasibility studies of infrastructure links.

There were no changes in the valuation techniques during the year.

The following table presents information regarding the fair value measurements of investment properties using significant unobservable inputs (Level 3):

				06.30.24 (i)		06.30.23 (i)		06.30.22 (i)
Description	Valuation technique	Parameters	Range fiscal year 2024 / 2023 / 2022	Increase	Decrease	Increase	Decrease	Increase	Decrease
Shopping Malls (Level 3)	Discounted cash flows	Discount cash flows rate	15.40% / 15.25% / 14.53%	(15,160)	16,094	(13,958)	14,950	(17,339)	18,647
		Discount perpetually rate	14.11% / 14.20% / 14.53%	(30,621)	38,032	(32,873)	40,463	(29,626)	36,540
		Growth rate	2.4% / 2.4% / 2.4%	20,875	(17,589)	24,930	(21,036)	21,114	(17,893)
		Inflation	(*)	33,239	(31,932)	89,360	(81,621)	84,226	(69,714)
		Devaluation	(*)	(60,279)	66,307	(59,749)	65,724	(62,138)	75,944

(*)

Fiscal year 2024: For the next 5 years, an average ARS / USD exchange rate with an upward trend was considered, starting at ARS 1,170.0 (corresponding to the year ended June 30, 2025) and arriving at ARS 3,024.05 in 2030. In the long term, a nominal devaluation rate of 5.57% calculated based on the quotient between inflation in Argentina and the United States is assumed. The considered inflation shows a downward trend, which starts at 85.6% and stabilizes at 8.0% after 5 years.

Fiscal year 2023: For the next 5 years, an average ARS / USD exchange rate with an upward trend was considered, starting at ARS 479.4 (corresponding to the year ended June 30, 2024) and arriving at ARS 2,118.20 in 2029. In the long term, a nominal devaluation rate of 5.57% calculated based on the quotient between inflation in Argentina and the United States is assumed. The considered inflation shows a downward trend, which starts at 144.3% (corresponding to the year ended June 30, 2024) and stabilizes at 8.0% after 5 years.

Fiscal year 2022: For the next 5 years, an average ARS / USD exchange rate with an upward trend was considered, starting at ARS 163.65 (corresponding to the year ended June 30, 2023) and arriving at ARS 622.06 in 2028. In the long term, a nominal devaluation rate of 5.57% calculated based on the quotient between inflation in Argentina and the United States is assumed. The considered inflation shows a downward trend, which starts at 70.9% (corresponding to the year ended June 30, 2022) and stabilizes at 8.0% after 5 years.

(i)	Considering an increase or decrease of: 100 points for the discount and growth rate in Argentina, 10% for the incidence and inflation and 10% for the devaluation.

Ramblas del Plata (former Costa Urbana) - Costanera Sur, Buenos Aires City

On December 21, 2021, it was published the law from Buenos Aires City congress approving the Regulations for the development of the property of approximately 70 hectares, owned by the Company since 1997, previously known as “Solares de Santa María”, located in front of the Río de la Plata in the South Coast of the Autonomous City of Buenos Aires, southeast of Puerto Madero. The published law grants a New Standard, designated: “U73 - Public Park and Costa Urbana Urbanization”, which enables the combination of diverse uses such as homes, offices, retail, services, public spaces, education, and entertainment.

The Company will have a construction capacity of 866,806 square meters, which will drive growth for the coming years through the development of mixed-use projects.

IRSA agreed to give in 50.8 hectares for public use, which represents approximately 71% of the total area of the property to the development of public green spaces, pedestrian streets, roadways and will contribute with three additional lots of the property, two for the Sustainable Urban Development Fund (FODUS, by its acronym in Spanish) and one for the Innovation Trust, Science and Technology of the Government of the Autonomous City of Buenos Aires, and the sum of USD 2 million in cash and the amount of 3,000,000 sovereign bonds (AL35) which have already been paid.

Likewise, IRSA will be in charge of the infrastructure and road works on the property and will carry out the public space works contributing up to USD 40 million together with the maintenance of the public spaces assigned for 10 years or until the sum of USD 10 million is completed.

On March 2023, Mensura was approved with a proposal for subdivision, fractioning, transfer of streets and public space. On November 15, 2023 the 3 plots were deeded in favor of the Government of the Autonomous City of Buenos Aires as well as the Public Park lot, and the 61 IRSA´s lots were created, receiving the parcel ballots corresponding to those 61 private plots on May 22, 2024.

As of June 30, 2024, the Construction Management was already hired and in the bidding process for Infrastructure Works for the start of works of Stage I (which includes the first stage of the public park that includes the central bay sector). As of the date of issuance of these Consolidated Financial Statements, the Certificate of Environmental Aptitude of Stagge I has already been obtained after the Environmental Public Hearing and begin the works for Stage 1.

“Ramblas del Plata” will change the landscape of Buenos Aires City, giving life to an undeveloped area and will be in an exceptional property due to its size, location and connectivity, providing the City the possibility of expanding and recovering access to the Río de la Plata coast with areas for walks, recreation, green spaces, public parks and mixed uses.